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                                  UNITED STATES

                       SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934




Date of Report (Date of Earliest Event Reported)             SEPTEMBER 30, 2003
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                            EQUITABLE RESOURCES, INC.
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             (Exact name of registrant as specified in its charter)




            PENNSYLVANIA                    1-3551              25-0464690
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    (State or other jurisdiction          (Commission          (IRS Employer
          of incorporation)               File Number)       Identification No.)




 ONE OXFORD CENTRE, SUITE 3300, 301 GRANT STREET, PITTSBURGH, PENNSYLVANIA 15219
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               (Address of principal executive offices)               (Zip Code)




Registrant's telephone number, including area code        (412) 553-5700
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                                      NONE
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          (Former name or former address, if changed since last report)


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ITEM 9.  Regulation FD Disclosure

         Equitable Resources, Inc. announced today that it is offering all holders of its 5.15% Notes due 2018 the opportunity to exchange their notes for a new issue of registered Notes pursuant to a Registration Statement on Form S-4, which was declared effective today by the Securities and Exchange Commission. The exchange Notes will be identical in all material respects to the notes being exchanged, except that the exchange Notes will not have terms restricting their transfer or any terms related to registration rights.

         The exchange offer is made only pursuant to Equitable's prospectus, dated September 30, 2003, which has been filed with the Securities and Exchange Commission as part of Equitable's Registration Statement on Form S-4. This Form 8-K does not constitute an offer of any securities for sale.

         Equitable will accept for exchange any and all original notes validly tendered on or prior to 5:00 p.m., New York City time, on November 14, 2003, unless the exchange offer is extended by Equitable.

         Copies of the prospectus and transmittal materials governing the exchange offer may be obtained from the Exchange Agent, The Bank of New York, at the following address:

                              The Bank of New York
                           Corporate Trust Operations
                               Reorganization Unit
                             101 Barclay Street - 7E
                            New York, New York 10286
                        Attention: Ms. Carolle Montreuil
                             Telephone: 212-815-5920

                                    SIGNATURE

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

                                                   EQUITABLE RESOURCES, INC.
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                                                       (Registrant)



                                      By          /s/ DAVID L. PORGES
                                            ------------------------------------
                                                      David L. Porges
                                               Executive Vice President and
                                                  Chief Financial Officer

        SEPTEMBER 30, 2003
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